SECURITIES AND EXCHANGE COMMISSION
                                  WASHINGTON, D.C.  20549

                                         FORM 8-K

                                      CURRENT REPORT
                          PURSUANT TO SECTION 13 OR 15(d) OF THE
                              SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported):
  May 22, 1997
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                CYPRESS EQUIPMENT FUND, LTD.
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(Exact Name of Registrant as Specified in its Charter)

                     Florida
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(State or other jurisdiction of incorporation or organization)

                0-19021
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Commission File Number

                     59-2927387
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I.R.S. Federal Employer Identification Number

  880 Carillon Parkway, St. Petersburg, Florida  33716
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(Address of principal executive offices)      (Zip Code)

                (813) 573-3800
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Registrant's Telephone Number (Including Area Code)




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Item 2.        Acquisition or Disposition of Assets


       On May 22, 1997, Cypress Equipment Fund, Ltd., a limited partnership organized under the laws of the State of Florida
(the "Seller"), sold to Dude, Inc., (the "Buyer"), a Fairchild
Aircraft Corporation Model SA227-AC.

       The sale totaled an aggregate amount of $825,000.00.


Item 7.        Financial Statements and Exhibits

               (a) Exhibits (to be sent in paper format)

28.88          Bill of Sale dated May 23, 1997, between Cypress
               Equipment Fund, Ltd., a Florida limited partnership "Seller"), and Dude, Inc. ("Buyer").










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                                         SIGNATURE


       Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.


                                             Cypress Equipment Fund, Ltd.
                                               A Florida Limited Partnership

                                             RJ Leasing - 2, Inc.
                                               A General Partner



Date: June 5, 1997                           By:/s/ J. Davenport Mosby, III
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                                             J. Davenport Mosby, III
                                             President





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